Exhibit 99.1

NEWS RELEASE

Contact: April Harper Director, Marketing & Communications Phone (610) 251-1000 aharper@triumphgroup.com	Thomas A. Quigley, III VP, Investor Relations, Mergers & Acquisition and Treasurer Phone (610) 251-1000 tquigley@triumphgroup.com

TRIUMPH ADVANCES BOARD REFRESHMENT

RADNOR, Pa., May 30, 2023 - Triumph Group, Inc. (NYSE: TGI) ("TRIUMPH" or the "Company") today announced the following changes to its Board of Directors as part of the Board’s ongoing refreshment program:

•
Patrick E. Allen has been nominated as an independent director for election at the Company’s 2023 Annual Meeting of Stockholders (the “Annual Meeting”). Beginning today, Mr. Allen will serve as a non-voting Board Observer until he is elected to the TRIUMPH Board.
•
In connection with a cooperation agreement (the “Agreement”) with Vision One Management Partners, LP (“Vision One”), Courtney R. Mather, CEO and CIO of Vision One, has also been nominated as an independent director for election at the Annual Meeting. Beginning today, Mr. Mather will serve as a non-voting Board Observer until he is elected to the TRIUMPH Board.
•
General Larry O. Spencer will retire from the TRIUMPH Board, effective as of the Annual Meeting, following 5 years of service, including significant contributions made as Chair of the Board’s Nominating, Governance and Sustainability committee.
•
William “Bill” L. Mansfield will retire from the TRIUMPH Board, effective as of the Annual Meeting, following 11 years of service. Mr. Mansfield currently serves as Lead Independent Director of the Board and previously served as Chair of Audit, Nominating Governance, and Sustainability, and Compensation committees.
•
Neal Keating, an independent director since April 2022, will serve as TRIUMPH’s Lead Independent Director following the Annual Meeting.
•
Beginning today, Julio C. Acero, an Investment Analyst of Vision One, will serve as a non-voting Board Observer until the Company’s 2024 Annual Meeting of Stockholders.

Following the Annual Meeting, the TRIUMPH Board will continue to comprise nine directors, eight of whom will be independent and four of whom will have been appointed in the last 2 years.

“I want to express my gratitude to Bill and Larry for expertly guiding TRIUMPH during a critical phase in the Company’s 27-year history and positioning the Company for long-term success. Their assistance to me and the management team throughout our transformation journey has been greatly appreciated” said Daniel J. Crowley, the Company's Chairman, President, Chief Executive Officer. “TRIUMPH ended fiscal 2023 with strong momentum, and I look forward to working alongside Patrick, Courtney, Julio and the rest of the Board as TRIUMPH executes on our operational and financial goals and captures the significant opportunities ahead.”

“The TRIUMPH Board is committed to best-in-class corporate governance and ongoing director refreshment to support the Company’s goals,” said Cynthia M. Egnotovich, Chair of the Nominating, Governance and Sustainability Committee. “Aided by a search firm, the Board identified Patrick among a strong pipeline of independent candidates as a part of our normal refreshment process. Patrick, Courtney and Julio bring financial expertise and fresh perspectives to the boardroom and we welcome them as we continue to oversee TRIUMPH’s continued growth and value creation.”

“We invested in TRIUMPH given its leadership position in a dynamic and critical market. We appreciate the productive engagement we have had with the Board and are encouraged by the Company’s ongoing commitment to refreshment. Julio and I look forward to working with Dan and the Board to drive continued value for stockholders,” said Courtney R. Mather, Chief Executive Officer and Chief Investment Officer of Vision One.

The Agreement includes customary standstill, voting and other provisions. The Agreement will be filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) as an exhibit to the Current Report on Form 8-K. The Company will file its definitive 2023 proxy materials in the coming weeks.

About Patrick E. Allen

Mr. Allen has over 30 years of financial experience, with extensive expertise in capital markets, accounting and SEC financial reporting, and mergers and acquisitions. He previously served as the Chief Financial Officer for Collins Aerospace, a division of Raytheon Technologies, where he oversaw the $26 billion dollar division and led a worldwide finance team of over 3,000 professionals. Prior to this, he held numerous positions at Rockwell Collins, including Chief Financial Officer. Mr. Allen currently serves as a director of Alliant Energy Corporation and Austal USA. He received his B.S. in Finance from The Pennsylvania State University.

About Courtney R. Mather

Mr. Mather is the Chief Executive Officer and Chief Investment Officer of Vision One. Mr. Mather formerly served as a Portfolio Manager and Managing Director of Icahn Capital. Prior to joining Icahn Capital, he was at Goldman Sachs & Co., most recently as Managing Director, where he focused on identifying and analyzing investment opportunities for both Goldman Sachs and clients. Mr. Mather currently serves as an independent director on the boards of Caesars Entertainment, Inc. and Newell Brands Inc. Mr. Mather previously served on the boards of Cheniere Energy, Inc., Conduent Incorporated, Freeport-McMoRan Inc., and Herc Holdings Inc. He holds the Chartered Alternative Investment Analyst, Chartered Financial Analyst and Certified Financial Risk Manager professional designations. He received a B.A. from Rutgers College.

About Julio C. Acero

Mr. Acero is an Investment Analyst at Vision One. Mr. Acero formerly served as a Research Associate for Artisan Partners’ Global Equity Fund covering the Industrials sector. Mr. Acero previously served as an Investment Analyst at Steel Partners Holdings and began his career as an Investment Banking Analyst at Houlihan Lokey. Mr. Acero received an M.B.A. from the Kellogg School of Management at Northwestern University, a Master of Accounting from the University of Southern California, and a B.S. from Cal Poly Pomona.

About Triumph

Triumph Group, Inc., headquartered in Radnor, Pennsylvania, designs, engineers, manufactures, repairs, and overhauls a broad portfolio of aerospace and defense systems, subsystems, and components and structures. The Company serves the global aviation industry, including original equipment manufacturers and the full spectrum of military and commercial aircraft operators through the aircraft life cycle.

Forward Looking Statements

Statements in this release which are not historical facts are forward-looking statements within the meaning of the federal securities laws. Words such as “anticipate(s),” “expect(s),” “intend(s),” “plan(s),” “believe(s),” “plan(s),” “may,” “will,” “would,” “could,” “should,” “seek(s),” “forecast(s),” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. These statements are not guarantees of future performance, condition or results, and involve risks and uncertainties which could affect the Company's actual results and could cause its actual results to differ materially from those expressed in any forward-looking statements made by, or on behalf of, the Company. Further information regarding the important factors that could cause actual results to differ from projected results can be found in the Company's reports filed with the SEC, including its Annual Report on Form 10-K for the fiscal year ended March 31, 2023.

Important Additional Information and Where to Find It

The Company plans to file proxy materials with the SEC in connection with the solicitation of proxies for the Company’s 2023 annual meeting of stockholders (the “2023 Annual Meeting”). Prior to the 2023 Annual Meeting, the Company will file a definitive proxy statement (the “Proxy Statement”) together with a proxy card. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders will be able to obtain, free of charge, copies of the Proxy Statement, any amendments or supplements thereto and any other documents (including the proxy card) when filed by the Company with the SEC in connection with the 2023 Annual Meeting at the SEC’s website http://www.sec.gov or at the Company’s website https://ir.triumphgroup.com.

Certain Information Regarding Participants

The Company, its directors and certain of its executive officers and other employees may be deemed to be participants in the solicitation of proxies from stockholders in connection with the 2023 Annual Meeting. Additional information regarding the identity of these potential participants, none of whom, other than Daniel J. Crowley, own in excess of one percent (1%) of the Company’s shares, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Proxy Statement and other materials to be filed with the SEC in connection with the 2023 Annual Meeting. Information relating to the foregoing can also be found in the Company’s definitive proxy statement for its 2022 annual meeting of stockholders (the “2022 Proxy Statement”), filed with the SEC on June 3, 2022. To the extent holdings of the Company’s securities by such potential participants (or the identity of such participants) have changed since the information printed in the 2022 Proxy Statement, such information has been or will be reflected on Statements of Change in Ownership on Forms 3 and 4 filed with the SEC. You may obtain free copies of these documents using the sources indicated above.